Exhibit 99.1

© 2025 AAR CORP. All rights reserved worldwide. 1 Investor Presentation May 2025

© 2025 AAR CORP. All rights reserved worldwide. 2 Forward - looking statements Note: All results and expectations in the presentation reflect continuing operations unless otherwise noted. This presentation contain s certain statements relating to future results, which are forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, which reflect management’s expectations about future conditions , including, but not limited to, continued demand in the commercial and government aviation markets, anticipated activities and benefits under extended, expanded and new services, supply and distribution agreements, contributions from our acquisitio ns, leveraging strengths across our businesses, digital and intellectual property enabled offerings, progress on hangar expansions, continued sales growth, margin expansion, debt manage men t, capital allocation, expenses, production and cost efficiencies, and strategic acquisition opportunities . Forward - looking statements often address our expected future operating and financial performance and financial condition, or targets, goals, commitments, and other business plans, and often may also be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. These forward - looking statements are based on the beliefs of Company management, as well as assumptions and estimates based on information available to the Company as of the dates such assumptions and estimates are made, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including: (i) factors that adversely affect the commercial aviation industry; (ii) adverse events and negative publicity in the aviation industry; (iii) a reduction in sales to the U.S. government and its contractors; (iv) cost overruns and losses on fixed - price contracts; (v) nonperformance by subcontractors or suppliers; (vi) a reduction in outsourcing of maintenance activity by airlines; (vii) a shortage of skilled personnel or work stoppages; (viii) competition from other companies; (ix) financial, operational and legal risks arising as a result of operating internationally; (x) inability to integrate acquisitions effectively and execute operational and financial plans related to the acquisitions, such as the acquisition of Trax USA Corp. and the Product Support Business of Triumph Group , Inc.; (xi) failure to realize the anticipated benefits of acquisitions; (xii) circumstances associated with divestitures; (xiii) inability to recover costs due to fluctuations in market values for aviation products and equipment; (xiv) cyber or other security threats or disruptions; (xv) a need to make significant capital expenditures to keep pace with technological developments in our industry; (xvi) restrictions on use of intellectual property and tooling important to our business; (xvii) inability to fully execute our stock repurchase program and return capital to stockholders; (xviii) limitations on our ability to access the debt and equity capital markets or to draw down funds under loan agreements; (xix) non - compliance with restrictive and financial covenants contained in our debt and loan agreements; (xx) changes in or non - compliance with laws and regulations related to federal contractors, the aviation industry, international operations, safety, and environmental matters, and the costs of complying with such laws and regulations; and (xxi) exposure to product liability and property claims that may be in excess of our liability insurance coverage. Should one or more of those risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. Those events and uncertainties are difficult or impossible to predict accurately and many are beyond our control. For a discussion of these and other risks and uncertainties, refer to our Annual Report on Form 10 - K, Part I, “Item 1A, Risk Factors” and our other filings filed from time to time with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Non - GAAP Financial Measures: This presentation includes certain non - GAAP financial measures. Please refer to the Appendix for additional information on these non - GAAP financial measures and reconciliations to the comparable GAAP measures. Unless otherwise noted, the statements made and the information provided in this presentation are as of May 28 , 202 5 .

© 2025 AAR CORP. All rights reserved worldwide. 3 US/Canada 72% EMEA 16% APAC 10% Other 2% AAR at a glance A leading independent aviation aftermarket services provider Parts Supply 42% Repair & Engineering 27% Integrated Solutions 28% Expeditionary Services 3% Commercial 71% Government 29% • Pure play provider of aviation a ftermarket services • Diversified mix of 71% commercial and 29 % government • Unique portfolio with exposure across global aftermarket • Global scale and reach with footprint across 60+ sites • Continued growth and margin expansion expected • LTM sales of $2.7B • LTM Adjusted EBITDA of $310M • LTM Adjusted EBITDA margin 11.6% Attractive Business Mix Unique Value Proposition with Connected Business Model Sales by Segment Sales by End Market Sales by Geography Deep Relationships with both OEMs and Customers See Appendix for reconciliation of Non - GAAP financial measures

AAR transformation: a focused company positioned for growth

Past

- Disparate portfolio with little transparency
- Low operating margins
- In 2019, embarked on strategy to focus on core aviation services offering and improve margins

Present

- Focused portfolio in core aftermarket aviation services with greater transparency
- Exited / restructured multiple non-core businesses / contracts
- Completed two acquisitions (Trax and Triumph Product Support)
- Significantly expanded margins

Future

- Pure play provider of aftermarket aviation services
- Differentiated portfolio with significant intellectual property
- Organic and inorganic investments to drive growth and margin expansion

Past

Revenue Mix



Expeditionary Services 9%
Aviation Services 91%

Adjusted EBITDA and % margin



$ 105
7.2% margin

Businesses divested since FY2015:

- Airlift
- Composites Manufacturing
- Landing Gear
- Metals Fabrication Operations

Present

Revenue Mix



Expeditionary Services, 4%
Integrated Solutions, 24%
Parts Supply, 40%
Repair & Engineering, 32%

Adjusted EBITDA and % margin



$ 318
11.7% margin

Future

Revenue Mix



Integrated Solutions
Parts Supply
Repair & Engineering

Adjusted EBITDA and % margin



~13% margin

Note: Financials for Past represent FY2015 and Present represent LTM Q3 FY2025. See Appendix for reconciliation of Non-GAAP financial measures

© 2025 AAR CORP. All rights reserved worldwide.
4

What we do

Operate across three core business segments

Parts Supply

Distribution

- Distributor of new parts to aftermarket
- 90% long-term, exclusive agreements with OEMs and ~100% renewal rate
- Do not represent competing product; extension of OEM into aftermarket
- Technically proficient sales team
- Unique pipeline to government and commercial aftermarket

Used Serviceable Material (USM)

- Leading independent provider of USM to aftermarket
- Acquire used aircraft and engines in market or through strategic sourcing agreements
- Technical skills to evaluate assets is proprietary and an advantage
- Customers realize a 30%-70% cost savings via USM

Repair & Engineering

Airframe MRO

- Largest independent North American MRO
- Primarily narrowbody aircraft; need to be maintained in region
- Multi-year agreements with blue chip customers
- Highest quality standards in industry
- Superior profitability due to technology and proprietary operating model
- 4 U.S. hangars and 2 Canada hangars

Component Services

- Diverse capabilities include engine accessories, airframe structures and components
- Growing portfolio of PMA parts and DER repairs
- Significant connectivity to other businesses
- OEM relationships for next gen capability
- 3 U.S. facilities; 1 Thailand; 1 Amsterdam

Integrated Solutions

Government

- Complex logistics and supply chain support programs
- Deliver commercial best practices to customers providing cost savings
- Nimble culture differentiates against large competitors

Commercial

- Flight-hour-based aircraft support programs
- Manage supply chain and repair management on behalf of airlines
- Utilize internal repair capabilities
- Diverse customer base

Trax

- ERP solution for airline operators and MROs
- Large and growing installed base with 130+ customers
- High margin software business model
- Building parts portal

Leverage strengths across our segments to deliver greater value to customers

AAR
© 2025 AAR CORP. All rights reserved worldwide.
5

Business highlights

Parts Supply



AAR
AAR

Financial statistics (Q3 FY25 LTM)

- Sales of $1,054 million
- Adjusted EBITDA of $141.8 million
- Adjusted EBITDA margin of 13.4%

Highlights

- Thirteen consecutive quarters of double-digit y-o-y sales growth in Distribution
- Multiple recent new business wins across multiple suppliers (Chromalloy, Unison, Whippany, etc.)

Repair & Engineering



AAR

Financial statistics (Q3 FY25 LTM)

- Sales of $879 million
- Adjusted EBITDA of $115.0 million
- Adjusted EBITDA margin of 13.1%

Highlights

- Integration of Product Support acquisition near completion; expect $10M in cost synergies realized in FY26
- Expansions of Oklahoma City and Miami hangars in process

Integrated Solutions



NAVY

Financial statistics (Q3 FY25 LTM)

- Sales of $659 million
- Adjusted EBITDA of $54.6 million
- Adjusted EBITDA margin of 8.3%

Highlights

- Strong momentum for Trax software with recent new business wins with Rolls-Royce, SIA Engineering and Cathay Pacific
- Opportunity to help U.S. Government achieve cost savings by utilizing AAR services

See Appendix for reconciliation of Non-GAAP financial measures

AAR
© 2025 AAR CORP. All rights reserved worldwide.
6

© 2025 AAR CORP. All rights reserved worldwide. 7 - 50 100 150 200 250 300 350 LTM Q3 FY24 LTM Q3 FY25 $ 309.7 $ 219.0 11.6% margin 9.9% margin 0 50 100 150 200 250 300 LTM Q3 FY24 LTM Q3 FY25 $945.30 $1,054.40 - 500 1,000 1,500 2,000 2,500 LTM Q3 FY24 LTM Q3 FY25 Up 21% $ 2,216 $ 2,683 Sales by segment (M) $945 $627 $1,054 $659 $879 $567 $77 $91 Adjusted operating income (M) LTM third quarter performance highlights Adjusted EBITDA (M) Corporate / other ($10.6) Corporate / other ($26.9) Corporate / other ($30.1) Corporate / other ($10.8) 7.9% margin 9.3% margin $174.6 $249.5 $270.7 $162.9 Parts Supply Repair & Engineering Expeditionary Services Integrated Solutions Up 41% Up 43% See Appendix for reconciliation of Non - GAAP financial measures Growth and margin expansion driving increase in earnings

© 2025 AAR CORP. All rights reserved worldwide. 8 x Strong execution driving significant Adjusted EBITDA margin expansion x Growth in Distribution and improved efficiency in Airframe MRO contributing to margin expansion x Portfolio enhanced by margin accretive acquisitions of Trax and Product Support delivering results x Revenue growth and improved margins resulting in increasing earnings x Margin and earnings well above pre - pandemic highs Multiple quarters of margin and earnings expansion Note: FY ends May 31; Adjusted EPS is a non - GAAP financial measure and reflects dilution; figures reflect continuing operations; See Appendix for reconciliation of non - GAAP financial measures. $0.57 $0.64 $0.67 $0.26 $0.17 $0.31 $0.37 $0.47 $0.52 $0.53 $0.63 $0.72 $0.61 $0.69 $0.75 $0.83 $0.78 $0.81 $0.85 $0.88 $0.85 $0.90 $0.99 Quarterly adjusted EPS 7.7% 8.1% 8.4% 5.1% 5.4% 6.7% 7.7% 7.9% 8.1% 8.5% 8.7% 9.1% 9.4% 9.5% 9.6% 9.6% 9.5% 10.1% 10.3% 11.6% 11.3% 11.4% 12.0% Quarterly adjusted EBITDA margin

Capital allocation framework and net leverage

Maintain flexible balance sheet

- Delevered since Product Support acquisition
- Target net leverage of 2.0x – 2.5x EBITDA
- Max leverage ratio of ~3.75x EBITDA

Organic investment to drive growth

- Support new business wins in Parts Supply
- Strategic Airframe MRO expansion
- Digital and IP enabled offerings: Trax and PMA

Opportunistic acquisitions

- Adherence to strategic filters and financial criteria
- Focused on core segments
- Increase intellectual property in portfolio

Return to shareholders

- Repurchased $97.5M of stock through Q3 FY25 with remaining authorization of $52.5M
- Will evaluate further usage and expansion based on alternative organic and inorganic opportunities

Pro forma net debt to pro forma adjusted EBITDA


Lower by 0.52x
3.58x
3.30x
3.31x
3.17x
3.06x
March 1, 2024
Product Support acquisition
Q4 FY24
Q1 FY25
Q2 FY25
Q3 FY25

See Appendix for reconciliation of Non-GAAP financial measures

AAR
© 2025 AAR CORP. All rights reserved worldwide.
9

© 2025 AAR CORP. All rights reserved worldwide. 10 $156 $190 $242 $310 2022A 2023A 2024A LTM Q3 FY25 Strong market tailwinds Plannin g 1 Clear path to growth and increased profitability Market share gains and new business wins Plannin g 2 Cost efficiency and synergy realization Plannin g 3 Digital and IP enabled offerings: Trax, PMA Plannin g 4 Continued M&A Plannin g 5 Note: Adjusted EBITDA in millions. Multi - pronged growth and margin expansion plan 8.6% 9.5% 10.4% 11.6% See Appendix for reconciliation of Non - GAAP financial measures

© 2025 AAR CORP. All rights reserved worldwide. 11 Appendix

© 2025 AAR CORP. All rights reserved worldwide. 12 Non - GAAP financial measures Adjusted sales, adjusted operating income, adjusted operating margin, adjusted diluted earnings per share, adjusted EBITDA, adjusted EBITDA margin, adjusted pro forma EBITDA, net debt, net debt to adjusted EBITDA, and pro forma net debt to adjusted EBITDA are “non - GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) . We believe these non - GAAP financial measures are relevant and useful for investors as they illustrate our core operating performance unaffected by the impact of certain items that management does not believe are indicative of our ongoing and core operating activities . When reviewed in conjunction with our GAAP results and the accompanying reconciliations, we believe these non - GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting our business and provide a means by which to compare our operating performance and leverage against that of other companies in the industries we compete . These non - GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP . Adjusted EBITDA is income from continuing operations before interest income (expense), other income (expense), income taxes, depreciation and amortization, stock - based compensation, and items of an unusual nature including but not limited to business divestitures and acquisitions, workforce actions, COVID - related subsidies and costs, impairment and exit charges, facility consolidation and repositioning costs, FCPA investigation, settlement, and remediation compliance costs, pension settlement charges, certain legal judgments, acquisition, integration and amortization expenses from recent acquisition activity, and significant customer events such as early terminations, contract restructurings, forward loss provisions, and bankruptcies . Adjusted operating income is adjusted EBITDA gross of depreciation and amortization and stock - based compensation . Pursuant to the requirements of Regulation G of the Exchange Act, we are providing the following tables that reconcile the above - mentioned non - GAAP financial measures to the most directly comparable GAAP financial measures :

Non-GAAP financial measures
Twelve months ended Q3-24

	Q4 FY23						Q1 FY24						Q2 FY24						Q3 FY24						Twelve months ended Q3 FY24					
	Parts		Integ	Exped			Parts		Integ	Exped			Parts		Integ	Exped			Parts		Integ	Exped			Parts		Integ	Exped		
($ in millions)	Supply	R&E	Solutions	Svcs	Corp	Consol	Supply	R&E	Solutions	Svcs	Corp	Consol	Supply	R&E	Solutions	Svcs	Corp	Consol	Supply	R&E	Solutions	Svcs	Corp	Consol	Supply	R&E	Solutions	Svcs	Corp	Consol
Sales	$238.6	$143.0	$148.3	$23.4	$0.0	$553.3	$236.8	$137.5	$156.3	$19.1	$0.0	$549.7	$227.6	$145.4	$156.6	$15.8	$0.0	$545.4	$242.3	$140.8	$165.5	$18.7	$0.0	$567.3	$945.3	$566.7	$626.7	$77.0	$0.0	$2,215.7
Operating income (loss)	29.0	9.5	8.1	1.5	(11.8)	36.3	15.1	9.1	7.7	1.3	(7.9)	25.3	28.4	11.3	6.4	0.9	(8.7)	38.3	31.1	11.5	8.6	0.9	(19.1)	33.0	103.6	41.4	30.8	4.6	(47.5)	132.9
Operating income margin	12.2%	6.6%	5.5%	6.4%	NA	6.6%	6.4%	6.6%	4.9%	6.8%	NA	4.6%	12.5%	7.8%	4.1%	5.7%	NA	7.0%	12.8%	8.2%	5.2%	4.8%	NA	5.8%	11.0%	7.3%	4.9%	6.0%	NA	6.0%
Operating income (loss)	$29.0	$9.5	$8.1	$1.5	($11.8)	$36.3	$15.1	$9.1	$7.7	$1.3	($7.9)	$25.3	$28.4	$11.3	$6.4	$0.9	($8.7)	$38.3	$31.1	$11.5	$8.6	$0.9	($19.1)	$33.0	$103.6	$41.4	$30.8	$4.6	($47.5)	$132.9
Acquisition and amortization expenses	-	-	2.0	-	3.1	5.1	-	-	2.6	-	0.2	2.8		-	2.7	-	0.4	3.1	-	-	2.6	-	9.6	12.2	-	-	9.9	-	13.3	23.2
Investigation and remediation compliance costs	-	-	-	-	1.6	1.6	-	-	-	-	1.1	1.1	-	-	-	-	2.6	2.6	-	-	-	-	2.0	2.0	-	-	-	-	7.3	7.3
Russian bankruptcy court judgment	-	-	-	-	-	-	11.2	-	-	-	-	11.2	-	-	-	-	-	-	-	-	-	-	-	-	11.2	-	-	-	-	11.2
Adjusted operating income	$29.0	$9.5	$10.1	$1.5	($7.1)	$43.0	$26.3	$9.1	$10.3	$1.3	($6.6)	$40.4	$28.4	$11.3	$9.1	$0.9	($5.7)	$44.0	$31.1	$11.5	$11.2	$0.9	($7.5)	$47.2	$114.8	$41.4	$40.7	$4.6	($26.9)	$174.6
Adjusted operating margin	12.2%	6.6%	6.8%	6.4%	NA	7.8%	11.1%	6.6%	6.6%	6.8%	NA	7.3%	12.5%	7.8%	5.8%	5.7%	NA	8.1%	12.8%	8.2%	6.8%	4.8%	NA	8.3%	12.1%	7.3%	6.5%	6.0%	NA	7.9%
Operating income (loss)	$29.0	$9.5	$8.1	$1.5	($11.8)	$36.3	$15.1	$9.1	$7.7	$1.3	($7.9)	$25.3	$28.4	$11.3	$6.4	$0.9	($8.7)	$38.3	$31.1	$11.5	$8.6	$0.9	($19.1)	$33.0	$103.6	$41.4	$30.8	$4.6	($47.5)	$132.9
Depreciation and amortization	1.5	1.9	3.1	0.4	0.8	7.7	1.3	1.7	4.0	0.4	1.0	8.4	1.3	1.8	4.1	0.4	1.1	8.7	1.6	1.7	4.1	0.3	1.1	8.8	5.7	7.1	15.3	1.5	4.0	33.6
Stock-based compensation	(0.2)	(0.1)	0.2	-	3.2	3.1	0.4	0.2	0.3	-	3.4	4.3	0.3	0.2	0.3	-	2.8	3.6	0.3	0.1	0.3	-	2.9	3.6	0.8	0.4	1.1	-	12.3	14.6
Acquisition-related expenses	-	-	1.2	-	3.1	4.3	-	-	1.6	-	0.2	1.8	-	-	1.7	-	0.4	2.1	-	-	1.6	-	9.6	11.2	-	-	6.1	-	13.3	19.4
Investigation and remediation compliance costs	-	-	-	-	1.6	1.6	-	-	-	-	1.1	1.1	-	-	-	-	2.6	2.6	-	-	-	-	2.0	2.0	-	-	-	-	7.3	7.3
Russian bankruptcy court judgment	-	-	-	-	-	-	11.2	-	-	-	-	11.2	-	-	-	-	-	-	-	-	-	-	-	-	11.2	-	-	-	-	11.2
Adjusted EBITDA	$30.3	$11.3	$12.6	$1.9	($3.1)	$53.0	$28.0	$11.0	$13.6	$1.7	($2.2)	$52.1	$30.0	$13.3	$12.5	$1.3	($1.8)	$55.3	$33.0	$13.3	$14.6	$1.2	($3.5)	$58.6	$121.3	$48.9	$53.3	$6.1	($10.6)	$219.0
Adjusted EBITDA margin	12.7%	7.9%	8.5%	8.1%	NA	9.6%	11.8%	8.0%	8.7%	8.9%	NA	9.5%	13.2%	9.1%	8.0%	8.2%	NA	10.1%	13.6%	9.4%	8.8%	6.4%	NA	10.3%	12.8%	8.6%	8.5%	7.9%	NA	9.9%

AAR

© 2025 AAR CORP. All rights reserved worldwide.

13

Non-GAAP financial measures

Twelve months ended Q3-25

Q4 FY24

($ in millions)	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$260.3	$216.4	$163.5	$16.3	$0.0	$656.5
Operating income (loss)	35.2	20.6	1.2	0.4	(24.8)	32.6
Operating income margin	13.5%	9.5%	0.7%	2.5%	NA	5.0%
Sales	$260.3	$216.4	$163.5	$16.3	$0.0	$656.5
Contract termination cost (benefit)	-	-	2.3	-	-	2.3
Adjusted sales	$260.3	$216.4	$165.8	$16.3	$0.0	$658.8
Operating income (loss)	$35.2	$20.6	$1.2	$0.4	($24.8)	$32.6
Acquisition, integration and amortization expenses	-	3.7	3.3	-	11.6	18.6
FCPA settlement and investigation costs	-	-	-	-	4.8	4.8
Contract termination cost (benefit)	-	-	4.8	-	-	4.8
Gain related to sale of joint venture	-	-	-	-	-	-
Severance	-	0.5	-	-	-	0.5
Russian bankruptcy court judgment (reversal)	-	-	-	-	-	-
Adjusted operating income	$35.2	$24.8	$9.3	$0.4	($8.4)	$61.3
Adjusted operating margin	13.5%	11.5%	5.6%	2.5%	NA	9.3%
Operating income (loss)	$35.2	$20.6	$1.2	$0.4	($24.8)	$32.6
Depreciation and amortization	2.9	6.3	4.0	0.4	1.7	15.3
Stock-based compensation	0.3	0.2	0.3	-	3.0	3.8
Acquisition and integration expenses	-	0.7	2.3	-	11.6	14.6
FCPA settlement and investigation costs	-	-	-	-	4.8	4.8
Contract termination costs (benefit)	-	-	4.8	-	-	4.8
Gain related to sale of joint venture	-	-	-	-	-	-
Severance	-	0.5	-	-	-	0.5
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$38.4	$28.3	$12.6	$0.8	($3.7)	$76.4
Adjusted EBITDA margin	14.8%	13.1%	7.6%	4.9%	NA	11.6%

Q1 FY25

($ in millions)	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$249.7	$217.6	$168.9	$25.5	$0.0	$661.7
Operating income (loss)	30.1	21.1	7.7	(1.7)	(13.8)	43.4
Operating income margin	12.1%	9.7%	4.6%	-6.7%	NA	6.6%
Sales	$249.7	$217.6	$168.9	$25.5	$0.0	$661.7
Contract termination cost (benefit)	-	-	-	(9.5)	-	(9.5)
Adjusted sales	$249.7	$217.6	$168.9	$16.0	$0.0	$652.2
Operating income (loss)	$30.1	$21.1	$7.7	($1.7)	($13.8)	$43.4
Acquisition, integration and amortization expenses	-	4.6	2.8	-	1.6	9.0
FCPA settlement and investigation costs	-	-	-	-	5.0	5.0
Contract termination cost (benefit)	-	-	-	3.2	-	3.2
Gain related to sale of joint venture	-	(1.4)	-	-	-	(1.4)
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment (reversal)	-	-	-	-	-	-
Adjusted operating income	$30.1	$24.3	$10.5	$1.5	($7.2)	$59.2
Adjusted operating margin	12.1%	11.2%	6.2%	9.4%	NA	9.1%
Operating income (loss)	$30.1	$21.1	$7.7	($1.7)	($13.8)	$43.4
Depreciation and amortization	2.1	6.2	3.7	0.4	1.1	13.5
Stock-based compensation	0.5	0.4	0.3	-	3.8	5.0
Acquisition and integration expenses	-	1.6	1.8	-	1.6	5.0
FCPA settlement and investigation costs	-	-	-	-	5.0	5.0
Contract termination costs (benefit)	-	-	-	3.2	-	3.2
Gain related to sale of joint venture	-	(1.4)	-	-	-	(1.4)
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$32.7	$27.9	$13.5	$1.9	($2.3)	$73.7
Adjusted EBITDA margin	13.1%	12.8%	8.0%	11.9%	NA	11.3%

Q2 FY25

($ in millions)	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$273.7	$228.8	$163.4	$20.2	$0.0	$686.1
Operating income (loss)	31.6	22.8	6.5	2.2	(65.4)	(2.3)
Operating income margin	11.5%	10.0%	4.0%	10.9%	NA	-0.3%
Sales	$273.7	$228.8	$163.4	$20.2	$0.0	$686.1
Contract termination cost (benefit)	-	-	-	-	-	-
Adjusted sales	$273.7	$228.8	$163.4	$20.2	$0.0	$686.1
Operating income (loss)	$31.6	$22.8	$6.5	$2.2	($65.4)	($2.3)
Acquisition, integration and amortization expenses	-	5.3	1.8	-	0.1	7.2
FCPA settlement and investigation costs	-	-	-	-	59.2	59.2
Contract termination cost (benefit)	-	-	-	-	-	-
Gain related to sale of joint venture	-	(0.7)	-	-	-	(0.7)
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment (reversal)	-	-	-	-	-	-
Adjusted operating income	$31.6	$27.4	$8.3	$2.2	($6.1)	$63.4
Adjusted operating margin	11.5%	12.0%	5.1%	10.9%	NA	9.2%
Operating income (loss)	$31.6	$22.8	$6.5	$2.2	($65.4)	($2.3)
Depreciation and amortization	1.8	6.3	4.4	0.4	1.1	14.0
Stock-based compensation	0.5	0.1	0.6	-	3.8	5.0
Acquisition and integration expenses	-	2.4	0.8	-	-	3.2
FCPA settlement and investigation costs	-	-	-	-	59.2	59.2
Contract termination costs (benefit)	-	-	-	-	-	-
Gain related to sale of joint venture	-	(0.7)	-	-	-	(0.7)
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$33.9	$30.9	$12.3	$2.6	($1.3)	$78.4
Adjusted EBITDA margin	12.4%	13.5%	7.5%	12.9%	NA	11.4%

Q3 FY25

($ in millions)	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$270.7	$215.9	$162.9	$28.7	$0.0	$678.2
Operating income (loss)	45.4	19.0	9.6	6.4	(9.3)	71.1
Operating income margin	16.8%	8.8%	5.9%	22.3%	NA	10.5%
Sales	$270.7	$215.9	$162.9	$28.7	$0.0	$678.2
Contract termination cost (benefit)	-	-	-	(4.0)	-	(4.0)
Adjusted sales	$270.7	$215.9	$162.9	$24.7	$0.0	$674.2
Operating income (loss)	$45.4	$19.0	$9.6	$6.4	($9.3)	$71.1
Acquisition, integration and amortization expenses	-	4.9	2.8	-	(0.2)	7.5
FCPA settlement and investigation costs	-	-	-	-	1.1	1.1
Contract termination cost (benefit)	-	-	-	(3.0)	-	(3.0)
Gain related to sale of joint venture	-	-	-	-	-	-
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment (reversal)	(11.1)	-	-	-	-	(11.1)
Adjusted operating income	$34.3	$23.9	$12.4	$3.4	($8.4)	$65.6
Adjusted operating margin	12.7%	11.1%	7.6%	13.8%	NA	9.7%
Operating income (loss)	$45.4	$19.0	$9.6	$6.4	($9.3)	$71.1
Depreciation and amortization	1.9	6.5	4.2	0.4	1.0	14.0
Stock-based compensation	0.6	0.6	0.5	-	3.9	5.6
Acquisition and integration expenses	-	1.8	1.9	-	(0.2)	3.5
FCPA settlement and investigation costs	-	-	-	-	1.1	1.1
Contract termination costs (benefit)	-	-	-	(3.0)	-	(3.0)
Gain related to sale of joint venture	-	-	-	-	-	-
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment	(11.1)	-	-	-	-	(11.1)
Adjusted EBITDA	$36.8	$27.9	$16.2	$3.8	($3.5)	$81.2
Adjusted EBITDA margin	13.6%	12.9%	9.9%	15.4%	NA	12.0%

Twelve months ended Q3 FY25

($ in millions)	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$1,054.4	$878.7	$658.7	$90.7	$0.0	$2,682.5
Operating income (loss)	142.3	83.5	25.0	7.3	(113.3)	144.8
Operating income margin	13.5%	9.5%	3.8%	8.0%	NA	5.4%
Sales	$1,054.4	$878.7	$658.7	$90.7	$0.0	$2,682.5
Contract termination cost (benefit)	-	-	2.3	(13.5)	-	(11.2)
Adjusted sales	$1,054.4	$878.7	$661.0	$77.2	$0.0	$2,671.3
Operating income (loss)	$142.3	$83.5	$25.0	$7.3	($113.3)	$144.8
Acquisition, integration and amortization expenses	-	18.5	10.7	-	13.1	42.3
FCPA settlement and investigation costs	-	-	-	-	70.1	70.1
Contract termination cost (benefit)	-	-	4.8	0.2	-	5.0
Gain related to sale of joint venture	-	(2.1)	-	-	-	(2.1)
Severance	-	0.5	-	-	-	0.5
Russian bankruptcy court judgment (reversal)	(11.1)	-	-	-	-	(11.1)
Adjusted operating income	$131.2	$100.4	$40.5	$7.5	($30.1)	$249.5
Adjusted operating margin	12.4%	11.4%	6.1%	9.7%	NA	9.3%
Operating income (loss)	$142.3	$83.5	$25.0	$7.3	($113.3)	$144.8
Depreciation and amortization	8.7	25.3	16.3	1.6	4.9	56.8
Stock-based compensation	1.9	1.3	1.7	-	14.5	19.4
Acquisition and integration expenses	-	6.5	6.8	-	13.0	26.3
FCPA settlement and investigation costs	-	-	-	-	70.1	70.1
Contract termination costs (benefit)	-	-	4.8	0.2	-	5.0
Gain related to sale of joint venture	-	(2.1)	-	-	-	(2.1)
Severance	-	0.5	-	-	-	0.5
Russian bankruptcy court judgment	(11.1)	-	-	-	-	(11.1)
Adjusted EBITDA	$141.8	$115.0	$54.6	$9.1	($10.8)	$309.7
Adjusted EBITDA margin	13.4%	13.1%	8.3%	11.8%	NA	11.6%

AAR
© 2025 AAR CORP. All rights reserved worldwide.
14

Non-GAAP financial measures

Adjusted EBITDA: FY15 and FY20 through FY22

($ in millions)

	FY15	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	FY22
Sales	$1,448.0	$541.5	$560.9	$553.1	$416.5	$400.8	$403.6	$410.3	$437.6	$455.1	$436.6	$452.2	$476.1	$1,820.0
Net income (loss)	10.2	4.4	14.2	2.3	(16.5)	(14.5)	8.2	28.1	14.0	11.5	20.8	22.5	23.9	78.7
Net income (loss) margin	0.7%	0.8%	2.5%	0.4%	-4.0%	-3.6%	2.0%	6.8%	3.2%	2.5%	4.8%	5.0%	5.0%	4.3%
Sales	$1,448.0	$541.5	$560.9	$553.1	$416.5	$400.8	$403.6	$410.3	$437.6	$455.1	$436.6	$452.2	$476.1	$1,820.0
Contract termination/restructuring & loss provision, net	-	-	-	9.8	7.5	1.9	(2.3)	1.5	(2.4)	1.0	(2.5)	(0.2)	(1.2)	(2.9)
Customer bankruptcy charge	-	-	-	-	-	-	0.4	-	-	-	-	-	-	-
Adjusted sales	**$1,448.0**	**$541.5**	**$560.9**	**$562.9**	**$424.0**	**$402.7**	**$401.7**	**$411.8**	**$435.2**	**$456.1**	**$434.1**	**$452.0**	**$474.9**	**$1,817.1**
Net income (loss)	$10.2	$4.4	$14.2	$2.3	($16.5)	($14.5)	$8.2	$28.1	$14.0	$11.5	$20.8	$22.5	$23.9	$78.7
(Income) loss from discontinued operations	(77.6)	12.7	5.9	0.3	1.5	0.6	6.2	3.0	0.7	(0.3)	-	0.1	-	(0.2)
Income tax expense (benefit)	(35.9)	3.4	6.0	0.2	(4.0)	(3.8)	5.2	12.0	4.8	3.9	7.9	8.2	6.6	26.6
Other (income) expense, net	-	0.2	0.2	0.2	1.5	(0.2)	0.7	(4.4)	(0.4)	(0.7)	(0.3)	(1.1)	(0.1)	(2.2)
Interest expense, net	27.2	2.1	1.8	2.3	2.6	1.6	1.3	1.0	0.9	0.7	0.4	0.6	0.6	2.3
Loss on extinguishment of debt	44.9	-	-	-	-	-	-	-	-	-	-	-	-	-
Depreciation and amortization	41.8	10.8	11.0	11.0	10.9	9.0	9.2	8.9	9.2	8.9	8.9	7.7	7.6	33.1
Investigation and remediation costs	-	3.1	2.4	2.7	1.8	1.3	2.8	0.3	-	0.2	0.8	1.6	1.1	3.7
Losses related to sale and exit of business	-	-	-	-	-	19.5	-	-	0.7	-	1.3	-	0.4	1.7
Asset impairment and exit charges	87.1	-	-	-	11.0	5.8	1.2	-	-	2.3	0.6	0.5	0.1	3.5
Contract termination/restructuring & loss provision, net	-	-	-	24.7	6.6	2.2	4.5	4.0	(1.4)	6.7	(4.4)	(1.1)	(0.3)	0.9
Facility consolidation and repositioning costs	-	-	-	-	4.9	2.0	0.4	-	2.1	0.1	0.1	-	-	0.2
Severance and furlough costs	-	0.7	0.9	0.5	5.0	6.0	2.2	0.1	0.7	0.9	0.8	0.2	0.1	2.0
Customer bankruptcy and credit charges	-	-	-	-	1.6	0.2	1.3	1.0	2.4	-	1.0	-	-	1.0
Government subsidies	-	-	-	-	(2.8)	(11.1)	(18.7)	(24.6)	(1.8)	(0.3)	(2.5)	(1.0)	(1.1)	(4.9)
Costs related to strategic projects	-	-	-	-	0.4	0.3	0.7	-	-	-	-	-	1.8	1.8
Stock-based compensation	7.1	4.3	2.8	3.2	(3.0)	2.7	1.8	2.3	2.4	3.1	1.6	1.1	2.4	8.2
Adjusted EBITDA	**$104.8**	**$41.7**	**$45.2**	**$47.4**	**$21.5**	**$21.6**	**$27.0**	**$31.7**	**$34.3**	**$37.0**	**$37.0**	**$39.3**	**$43.1**	**$156.4**
Adjusted EBITDA margin	7.2%	7.7%	8.1%	8.4%	5.1%	5.4%	6.7%	7.7%	7.9%	8.1%	8.5%	8.7%	9.1%	8.6%

AAR
© 2025 AAR CORP. All rights reserved worldwide.
15

Non-GAAP financial measures

Adjusted EBITDA: FY23 through FY25

($ in millions)														Last Twelve Months	
	Q1 FY23	Q2 FY23	Q3 FY23	Q4 FY23	FY23	Q1 FY24	Q2 FY24	Q3 FY24	Q4 FY24	FY24	Q1 FY25	Q2 FY25	Q3 FY25	Q1 FY25	Q2 FY25
Sales	$446.3	$469.8	$521.1	$553.3	$1,990.5	$549.7	$545.4	$567.3	$656.5	$2,318.9	$661.7	$686.1	$678.2	$2,430.9	$2,571.6
Net income (loss)	22.7	22.5	21.8	23.2	90.2	(0.6)	23.8	14.0	9.1	46.3	18.0	(30.6)	(8.9)	64.9	10.5
Net income (loss) margin	5.1%	4.8%	4.2%	4.2%	4.5%	-0.1%	4.4%	2.5%	1.4%	2.0%	2.7%	-4.5%	-1.3%	2.7%	0.4%
Sales	$446.3	$469.8	$521.1	$553.3	$1,990.5	$549.7	$545.4	$567.3	$656.5	$2,318.9	$661.7	$686.1	$678.2	$2,430.9	$2,571.6
Contract termination/restructuring & loss provision, net	0.1	-	-	-	0.1	-	-	-	2.3	2.3	(9.5)	-	(4.0)	(7.2)	(7.2)
Adjusted sales	**$446.4**	**$469.8**	**$521.1**	**$553.3**	**$1,990.6**	**$549.7**	**$545.4**	**$567.3**	**$658.8**	**$2,321.2**	**$652.2**	**$686.1**	**$674.2**	**$2,423.7**	**$2,564.4**
Net income (loss)	$22.7	$22.5	$21.8	$23.2	$90.2	($0.6)	$23.8	$14.0	$9.1	$46.3	$18.0	($30.6)	($8.9)	$64.9	$10.5
(Income) loss from discontinued operations	(0.4)	-	-	-	(0.4)	-	-	-	-	-	-	-	-	-	-
Income tax expense (benefit)	8.1	8.3	8.0	7.0	31.4	(6.9)	7.9	6.5	4.5	12.0	6.9	8.1	(2.2)	25.8	26.0
Other (income) expense, net	(0.2)	(0.5)	0.3	1.2	0.8	-	0.1	0.2	0.1	0.4	0.1	0.2	0.1	0.5	0.6
Interest expense, net	1.0	2.0	3.5	4.7	11.2	5.4	5.6	11.3	18.7	41.0	18.3	18.8	18.1	53.9	67.1
Depreciation and amortization	6.8	6.5	6.9	7.7	27.9	8.4	8.7	8.8	15.3	41.2	13.5	14.0	14.0	46.3	51.6
Investigation and remediation costs	0.8	1.1	1.2	1.6	4.7	1.1	2.6	2.0	4.8	10.5	5.0	59.2	1.1	14.4	71.0
Losses related to sale and exit of business	-	0.1	0.4	0.2	0.7	0.7	0.9	1.0	0.2	2.8	(1.3)	0.5	64.0	0.8	0.4
Acquisition and integration expenses	-	-	1.9	4.3	6.2	1.8	-	11.2	14.6	27.6	5.0	3.2	3.5	30.8	34.0
Contract termination/restructuring & loss provision, net	(0.3)	2.3	-	-	2.0	-	-	-	4.8	4.8	3.2	-	(3.0)	8.0	8.0
Severance and furlough costs	0.1	-	-	-	0.1	-	-	-	0.5	0.5	-	-	-	0.5	0.5
Customer bankruptcy and credit charges	-	(0.3)	1.8	-	1.5	-	-	-	-	-	-	-	-	-	-
Government subsidies	(0.7)	-	(0.9)	-	(1.6)	-	-	-	-	-	-	-	-	-	-
Pension settlement charge	-	-	-	-	-	26.7	-	-	-	26.7	-	-	-	-	-
Russian bankruptcy court judgment	-	-	1.8	-	1.8	11.2	-	-	-	11.2	-	-	(11.1)	-	-
Costs related to strategic projects	(0.2)	-	-	-	(0.2)	-	2.1	-	-	2.1	-	-	-	2.1	-
Stock-based compensation	4.1	2.8	3.5	3.1	13.5	4.3	3.6	3.6	3.8	15.3	5.0	5.0	5.6	16.0	17.4
Adjusted EBITDA	**$41.8**	**$44.8**	**$50.2**	**$53.0**	**$189.8**	**$52.1**	**$55.3**	**$58.6**	**$76.4**	**$242.4**	**$73.7**	**$78.4**	**$81.2**	**$264.0**	**$287.1**
Adjusted EBITDA margin	9.4%	9.5%	9.6%	9.6%	9.5%	9.5%	10.1%	10.3%	11.6%	10.4%	11.3%	11.4%	12.0%	10.9%	11.2%

AAR

© 2025 AAR CORP. All rights reserved worldwide.

16

Non-GAAP financial measures

Adjusted diluted earnings per share: FY20 through FY22

	Q1 FY20	Q2 FY20	Q3 FY20	Q4 FY20	Q1 FY21	Q2 FY21	Q3 FY21	Q4 FY21	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22
Diluted earnings (loss) per share from continuing operations	$0.49	$0.57	$0.07	($0.43)	($0.40)	$0.41	$0.87	$0.41	$0.31	$0.58	$0.63	$0.66
Investigation and remediation costs	0.07	0.05	0.06	0.04	0.03	0.06	0.01	-	0.01	0.01	0.03	0.02
Loss on sale/exit of business/asset	-	-	-	-	0.42	-	-	0.02	-	0.03	-	0.01
Contract termination/restructuring & loss provision, net	-	-	0.53	0.15	0.05	0.10	0.08	(0.03)	0.14	(0.09)	(0.02)	(0.01)
Customer bankruptcy and credit charges	-	-	-	0.04	-	0.04	0.02	0.05	-	0.02	-	-
Asset impairment charges	-	-	-	0.25	0.13	0.02	-	-	0.05	0.01	0.01	-
Government subsidies	-	-	-	(0.06)	(0.24)	(0.41)	(0.53)	(0.04)	(0.01)	(0.05)	(0.02)	(0.02)
Facility consolidation and repositioning costs	-	-	-	0.11	0.04	0.01	-	0.04	-	0.01	-	-
Severance, furlough & pension settlement costs	0.01	0.02	0.01	0.15	0.13	0.07	0.01	0.02	0.02	0.01	0.02	0.02
Gain on settlement of purchase accounting liabilities	-	-	-	-	-	-	-	-	-	-	(0.02)	-
Gain on legal settlement	-	-	-	-	-	-	(0.09)	-	-	-	-	-
Costs related to strategic projects	-	-	-	0.01	0.01	0.01	-	-	-	-	-	0.04
Adjusted diluted EPS	**$0.57**	**$0.64**	**$0.67**	**$0.26**	**$0.17**	**$0.31**	**$0.37**	**$0.47**	**$0.52**	**$0.53**	**$0.63**	**$0.72**

[a] Calculation uses estimated statutory tax rates on non-GAAP adjustments except for the tax effect of the pension settlement charge, which includes income taxes previously recognized in accumulated other comprehensive loss.

AAR
© 2025 AAR CORP. All rights reserved worldwide.
17

Non-GAAP financial measures
Adjusted diluted earnings per share: FY23 through FY25

	Q1 FY23	Q2 FY23	Q3 FY23	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	Q4 FY24	Q1 FY25	Q2 FY25	Q3 FY25
Diluted earnings (loss) per share from continuing operations	$0.62	$0.64	$0.62	$0.66	($0.02)	$0.67	$0.39	$0.26	$0.50	($0.87)	($0.25)
FCPA settlement and investigation costs	0.02	0.03	0.04	0.04	0.03	0.08	0.06	0.14	0.14	1.67	0.03
Loss (Gain) related to sale and exit of business/joint venture, net	-	-	0.01	0.01	0.02	0.02	0.02	0.01	(0.03)	0.01	1.80
Acquisition, integration and amortization expenses	-	-	0.06	0.15	0.08	0.09	0.52	0.52	0.25	0.20	0.21
Contract termination/restructuring & loss provision, net	(0.01)	0.05	-	-	-	-	-	0.14	0.09	-	(0.09)
Customer bankruptcy and credit charges (recoveries)	-	(0.01)	0.05	-	-	-	-	-	-	-	-
Loss (gain) on equity investments	-	(0.02)		0.03	-	-	-	-	-	-	-
Government subsidies	(0.02)	-	(0.03)	-	-	-	-	-	-	-	-
Russian bankruptcy court judgment (reversal)	-	-	0.05	-	0.32	-	-	-	-	-	(0.31)
Severance and pension settlement costs	-	-	-	-	0.76	-	-	0.01	-	-	-
Tax effect on adjustments[a]	-	-	(0.05)	(0.06)	(0.41)	(0.05)	(0.14)	(0.20)	(0.10)	(0.11)	(0.40)
Adjusted diluted EPS	**$0.61**	**$0.69**	**$0.75**	**$0.83**	**$0.78**	**$0.81**	**$0.85**	**$0.88**	**$0.85**	**$0.90**	**$0.99**

[a] Calculation uses estimated statutory tax rates on non-GAAP adjustments except for the impact of the non-deductible portion of the FCPA settlement charge and the tax effect of the pension settlement charge, which includes income taxes previously recognized in accumulated other comprehensive loss. Began reporting tax effects separately in Q3 FY23.

AAR
© 2025 AAR CORP. All rights reserved worldwide.
18

© 2025 AAR CORP. All rights reserved worldwide. 19 Pro forma net debt to pro forma EBITDA Non - GAAP financial measures

© 2025 AAR CORP. All rights reserved worldwide. 20 FY15 Sales by segment Non - GAAP financial measures ($ in millions) Parts Supply $464.3 Repair & Engineering 469.4 Integrated Solutions 382.4 Aviation Services 1,316.1 Expeditionary Services (a) 131.9 Total Sales $1,448.0 (a) Restated to reflect the reclassification of our Contractor-Owned, Contractor-Operated airlift services business into discontinued operations during the third quarter of fiscal 2018.